                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                               (Amendment No.   )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Section  240.14a-11(c) or
         Section  240.14a-12

                          HOSOI GARDEN MORTUARY, INC.
                ________________________________________________
                (Name of Registrant as Specified In its Charter)


                         HOSOI GARDEN MORTUARY, INC.
                  __________________________________________
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
         or 14a-6(i)(3).

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]      Fee computed on table below per Exchange Act Rules
         14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

                  _____________________________________________________________
         2)       Aggregate number of securities to which transaction applies:

                  _____________________________________________________________
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

                  _____________________________________________________________
         4)       Proposed maximum aggregate value of transaction:

                  _____________________________________________________________
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                      1)       Amount Previously Paid:

                               _____________________________________________

                      2)       Form, Schedule or Registration Statement No.:

                               _____________________________________________

                      3)       Filing Party:

                               _____________________________________________

                      4)       Date Filed:

                               _____________________________________________


                                                                Page ___ of ___
                                                                NO EXHIBIT INDEX

                          HOSOI GARDEN MORTUARY, INC.


To Our Shareholders and Friends:

         Best wishes for this New Year.

         It is time again for the annual meeting of the shareholders of Hosoi Garden Mortuary, Inc. which will be held on Sunday, January 21, 1996, at 30 North Kukui Street (corner of Nuuanu Avenue and Kukui Street), Honolulu, Hawaii, at 11:00 a.m. Lunch will be served after the business meeting.

         Your faith and trust in us in the years past have been most helpful. We look to your continued support and encouragement in our effort to reach the objectives of the Company.

         Enclosed please find the following:

         1.      Letter to the Shareholders from Mrs. Sadako Hosoi

         2.      Notice of Annual Meeting of Shareholders

         3.      Proxy card and return envelope

         4.      Proxy statement

         5.      Annual Report

         Please note that your dividend check for the fiscal year ended May 31, 1995 is being sent to you in a mailing separate from these proxy materials.

                                           Sincerely,

                                           /s/ CLIFFORD HOSOI
                                           _____________________________________
                                           Clifford Hosoi
                                           President and Chief Executive Officer

Honolulu, Hawaii
December 30, 1995

                          HOSOI GARDEN MORTUARY, INC.





Dear Shareholders:

         Thought I'd write a short note to kindly remind you that it is time again for our annual meeting. I hope that this will find you all in the best of health.

         Most importantly is that I wish to thank you all very much for the support and confidence you've given us through all the years. I'm certainly thankful and would like to express my appreciation to you all.

         Briefly, we look forward to serving the community with continued care and quality and to continually commit our efforts toward maintaining and improving the excellence of our operations as well as to achieve our future objectives.

         Again, thank you for your continued support.

                                             Sincerely,

                                             /s/ SADAKO HOSOI
                                             ________________________________
                                             Sadako Hosoi
                                             Director and
                                               Chairperson of the Board Emeritus


Honolulu, Hawaii
December 30, 1995

                          HOSOI GARDEN MORTUARY, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS





To Shareholders of HOSOI GARDEN MORTUARY, INC.:


         Notice is hereby given that the Annual Meeting of Shareholders of Hosoi Garden Mortuary, Inc. (the "Company") will be held on Sunday, January 21, 1996, at 11:00 A.M. at 30 North Kukui Street, corner of Nuuanu Avenue and Kukui Street, Honolulu, Hawaii, for the following purposes:

         (1) To elect three (3) directors to serve until the 1999 annual meeting of shareholders and until their successors are elected;

         (2)     To elect an auditor; and

         (3) To vote upon other business properly before the meeting or any adjournment thereof.

         Only shareholders of record at the close of business on November 30,1995 will be entitled to notice of and to vote at the Annual Meeting. All shareholders are cordially invited to attend the meeting.

                                           BY ORDER OF THE BOARD OF DIRECTORS


                                           /s/ ELAINE NAKAMURA
                                           ______________________________
                                           Elaine Nakamura
                                           Secretary


Honolulu, Hawaii
December 30, 1995

                          HOSOI GARDEN MORTUARY, INC.
                             30 North Kukui Street
                   (Corner of Nuuanu Avenue and Kukui Street)
                            Honolulu, Hawaii  96817


                                                               December 30, 1995



                                PROXY STATEMENT



GENERAL INFORMATION

                 The accompanying proxy is solicited on behalf of the Board of Directors of Hosoi Garden Mortuary, Inc. (the "Company") to be used at the Annual Meeting of Shareholders of the Company to be held at 11:00 A.M. on Sunday, January 21, 1996, at 30 North Kukui Street (corner of Nuuanu Avenue and Kukui Street), Honolulu, Hawaii 96817, and any adjournments thereof.

                 Attached to this proxy statement is your proxy. The Board of Directors will vote all proxies it receives which are properly signed and received in time. If you send the Board of Directors your proxy, it will be voted according to how you fill out the proxy. However, if you send your proxy to the Board, but do not tell the Board how to vote by filling out the proxy, the Board will vote your proxy according to its recommendations explained in this proxy statement.

                 The Board is seeking to have the proxy, proxy statement, annual report and other materials sent to the shareholders between December 28 and 30, 1995.


REVOCABILITY OF PROXY

                 You may revoke your proxy any time before the proxy is voted. You can revoke your proxy only if you inform the secretary of the Company in writing, as provided in the Company's by-laws. You can also change your proxy by sending another proxy of later date to the Board.

                 Your attendance at the Annual Meeting in person will not revoke the proxy you give to the Board. But if you attend the Annual Meeting in person, you still may revoke any proxy you have given and you may vote your shares in person.

SHAREHOLDERS WHO MAY VOTE

                 Only shareholders of record at the close of business on November 30, 1995, may vote at the Annual Meeting. On November 30, 1995 there were 1,834,310 shares outstanding, with each share entitled to one vote. A quorum consists of the holders of a majority of the outstanding shares, present either in person or by proxy. There are 223,785 shares in the treasury which are not included in calculating such number and shall not be voted.


CUMULATIVE VOTING

                 Cumulative voting is governed by Hawaii Revised Statutes
Section 415-33. If a request for cumulative voting is delivered in writing to an officer of the Company not less than forty-eight (48) hours prior to the time set for the Annual Meeting of Shareholders, cumulative voting will be used for the election of directors. If cumulative voting is used, each shareholder shall be entitled to as many votes as shall equal the number of his shares multiplied by the number of directors to be elected. He may cast all of such votes for a single director or may distribute them among any two or more of the number to be elected as he may see fit. If no request for cumulative voting is received, each shareholder will be entitled to one vote per share for each position on the Board of Directors.


PERSONS MAKING THE SOLICITATION AND COST

                 The accompanying proxy is solicited by mail on behalf of the Board of Directors of the Company. The Company will pay the cost of solicitation of proxies. Following the mailing of proxy soliciting material, officers, employees and directors of the Company may, without additional expense, solicit proxies by appropriate means, including by mail, telephone, fax or personal interview.


SECURITIES MARKET AND DIVIDENDS

                 The common shares of the Company are neither traded nor listed on an exchange and has no established public trading market. One stockbroker in Honolulu quotes the common shares, but the Company is not aware of the prices at which sales have been made. The records of the Company indicate that very few shares are transferred. During the fiscal year ended May 31, 1995, the Company acquired 3,265 shares at $3.50 per share and 13,715 shares at $4.00 per share, some of which were acquired as payment for funeral expenses incurred by the shareholders.

                 There were 1,738 record holders of common shares as of November 30, 1995.

                 A cash dividend has been declared and paid once a year since 1969. The dividend declared in October, 1995 was $.045 per share and in October, 1994 was $.05 per share.

         UPON REQUEST THE COMPANY WILL SEND TO YOU AT NO CHARGE A COPY OF FORM 10-KSB, THE ANNUAL REPORT INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENTS SCHEDULES FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE MOST RECENT FISCAL YEAR. TO REQUEST A COPY, YOU MUST WRITE TO:

                 MS. ELAINE NAKAMURA, SECRETARY
                 HOSOI GARDEN MORTUARY, INC.
                 30 NORTH KUKUI STREET
                 HONOLULU, HAWAII  96817


SOLICITED PROXIES WILL BE VOTED ON THE FOLLOWING MATTERS

                 The Board of Directors intends to vote solicited proxies on the following matters:

                      I. To elect three (3) directors to serve until the 1999 annual meeting of shareholders and until their successors are elected;



                     II.   To elect an auditor; and





                    III. To vote upon other business properly before the meeting or any adjournment thereof.


         I. To elect three (3) directors to serve until the 1999 annual meeting of shareholders and until their successors are elected.

                 The Company has a total of nine (9) directors constituting the entire Board of Directors, divided into three (3) classes of three (3) directors each. The Company's Articles of Association provide for each class of directors to be elected for three-year terms on a staggered basis. At the 1996 annual meeting of the shareholders, three directors will be elected to serve until the 1999 annual meeting of the shareholders and until their respective successors are elected.

                 The Board of Directors' three nominees for directors are Sadako Hosoi, Roy T. Shimonishi and Berton T. Kato. Sadako Hosoi and Roy T. Shimonishi are currently directors of the Company. Each nominee has consented to serve as a director, if elected.

                 Proxies in the accompanying form will (unless a contrary direction is indicated therein) be voted to elect the foregoing nominees (who have been nominated by the present Board of Directors) as directors to serve, subject to the Articles of Association and By-Laws of the Company. If any of the nominees listed is not available for election at the Annual Meeting (a contingency which the management of the Company does not now foresee), it is the intention of the Board of Directors to recommend the election of such other persons as may be necessary to fill such vacancies. Proxies in the accompanying form will be voted for the election of such other persons unless authority to vote such proxies in the election of directors has been withheld.


         II.     To elect an auditor.

                 The Board of Directors recommends the election of Endo & Company, a firm of certified public accountants, as auditor for the year commencing June 1, 1995. Endo & Company was elected as auditor for the year commencing June 1, 1994 at the Annual Meeting held on January 22, 1995. A representative of Endo & Company will be present at the Annual Meeting, will make a statement if the shareholders desire and will respond to any appropriate questions raised at the meeting.

                 With respect to the election of the Auditor, each shareholder is entitled to one vote for each share.


         III.    To vote upon other business properly before the meeting.

                 Management does not intend to bring any matters before the meeting other than the election of directors, election of auditor, and presentation of President's Report with the financial statements for the fiscal year ended May 31, 1995. Management does not have any information that other matters will be brought before the meeting, or any adjournment or adjournments thereof. If other matters are introduced, it is the intention of the persons named in the enclosed form of proxy to vote said proxy in accordance with their judgment.

INFORMATION ON STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

                 A.       Principal Shareholders

                 The Herman S. Hosoi Trust, whose trustees are Sadako Hosoi and Julie S. Shimonishi, and the Hosoi Family Limited Partnership, whose general partner is the Hosoi Family Voting Trust, by its trustee Julie S. Shimonishi, are the only persons who own of record or are known to the Company to own beneficially more than five per cent of the common shares of the Company as of November 30, 1995. Certain information about the holders is set forth in the table below.

 Title of        Name and Address of              Nature of Beneficial              No. of        Percent of
  Class           Beneficial Owner                      Ownership                   Shares           Class
------------------------------------------------------------------------------------------------------------
 Common        Julie S. Shimonishi               Shared as co-trustee of            158,250          8.62%
               30 North Kukui Street             the Herman S. Hosoi Trust
               Honolulu, Hawaii 96817
                                                 Trustee of the Hosoi
                                                 Family Voting Trust,               160,250          8.74%
                                                 General Partner of the
                                                 Hosoi Family Limited
                                                 Partnership

                                                 Custodian for Chad
                                                 Shimonishi and Lane                  8,000          0.44%
                                                 Shimonishi under HUGMA

                                                 Direct                              52,534          2.86%
                                                                                    -------         ------
                                                         Total                      379,034         20.66%


 Common        Sadako Hosoi                      Shared as co-trustee of            158,250          8.62%
               30 North Kukui Street             the Herman S. Hosoi Trust
               Honolulu, Hawaii 96817
                                                 Settlor of the Hosoi
                                                 Family Voting Trust and            160,250          8.74%
                                                 limited partner of the
                                                 Hosoi Family Limited
                                                 Partnership
                                                                                    -------         ------
                                                         Total                      318,500         17.36%

 Title of          Name and Address of                  Nature of                  No. of        Percent of
   Class             Beneficial Owner               Beneficial Ownership           Shares           Class
------------------------------------------------------------------------------------------------------------
 Common        Herman S. Hosoi Trust             Direct                             158,250          8.62%
               Sadako Hosoi and
               Julie S. Shimonishi, Trustees
               30 North Kukui Street
               Honolulu, Hawaii 96817


 Common        Hosoi Family Limited              Direct                             160,250          8.74%
               Partnership *
               30 North Kukui Street
               Honolulu, Hawaii 96817

         *The Sadako Hosoi Trust, by its trustees Sadako Hosoi and Julie S. Shimonishi, transferred 160,250 shares of the Company to the Hosoi Family Limited Partnership, whose general partner is the Hosoi Family Voting Trust, with Julie S. Shimonishi as trustee, and whose limited partner is Sadako Hosoi. Julie S. Shimonishi, as trustee, exercises voting and investment powers over those shares pursuant to the Hosoi Family Voting Trust Agreement dated December 30, 1994 between Sadako Hosoi, as settlor, and Julie S. Shimonishi, as trustee.

                 B.       Directors and Executive Officers

                 Certain information with respect to the holdings of common shares of the directors and executive officers of the Company as of November 30, 1995 is set forth in the table below.


Title of                    Name of                    Amount and Nature of         Percent of
 Class                Beneficial Owner (1)            Beneficial Ownership (2)        Class
----------------------------------------------------------------------------------------------
 Common          Julie S. Shimonishi                       379,034 (6)               20.66%
 Common          Sadako Hosoi                              318,500 (4)               17.36%
 Common          Clifford Hosoi                             52,532 (3)                2.86%
 Common          Anne T. Tamori                             56,534 (7)                3.08%
 Common          Elaine Nakamura                             8,350 (5)                0.45%
 Common          William Koyanagi                            5,700 (5)                0.31%
                 All directors and officers as a           502,150                   27.37%
                 group (14 persons) (2)

(1)      The address of each person is 30 North Kukui Street, Honolulu, Hawaii
         96817.

(2) Richard Sakuma, whose term as a director expired in 1995, Rene Mansho, Charles McLemore, Roy T. Shimonishi, Andre' S. Tatibouet, Ricky C. Manayan and Robert K. Kuwahara, who are currently serving as directors, and David Fujishige and Keith Numazu, who are currently serving as officers, do not own any shares of the Company.

(3)      Voting and investment powers exercised solely.

(4) Voting and investment powers over 158,250 shares of the Company are shared by Sadako Hosoi and Julie S. Shimonishi, as Trustees of the Herman S. Hosoi Trust, which owns 158,250 shares of the Company.

         Voting and investment powers over 160,250 shares of the Company are exercised by Julie S. Shimonishi, as trustee under the Hosoi Family Voting Trust which was created by Sadako Hosoi. See the preceding table for more information about the Hosoi Family Limited Partnership and the Hosoi Family Voting Trust.

(5)      Voting and investment powers are shared with spouses.

(6)      Includes:

                     52,534 shares (2.86%)    as to which Ms. Shimonishi exercises sole voting and
                                              investment powers;


                      8,000 shares (0.44%)    as to which Ms. Shimonishi exercises sole voting and
                                              investment powers as Custodian for Chad Shimonishi and Lane
                                              Shimonishi under HUGMA;



                    158,250 shares (8.62%)    as to which Ms. Shimonishi and Sadako Hosoi share voting and investment powers as trustees of the Herman S. Hosoi Trust;
                                              and


                    160,250 shares (8.74%)    as to which Ms. Shimonishi, as trustee of the Hosoi Family
                                              Voting Trust, has voting and investment powers over the shares owned by the Hosoi Family Limited Partnership.

(7)      Includes:

                    52,534 shares (2.86%)     as to which Ms. Tamori exercises sole voting and investment powers; and


                     4,000 shares (0.22%)     as to which Ms. Tamori exercises sole voting and investment powers as custodian for Ryan Tamori under HUGMA.


INFORMATION ON DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

                 The Board of Directors is comprised of nine members who serve staggered three-year terms. One-third of the directors will be elected each year for a three-year term. Directors hold office for the duration of their terms and thereafter until their successors are elected. The executive officers serve at the pleasure of the Board of Directors.

                 The Board of Directors of the Company has no audit or compensation committees or committees performing similar functions.

                 A. The following table sets forth the directors' and executive officers' names, ages, position and year of appointment or election, relationship, and business experience.

  Name                           Age         Office                        Business Experience and Family Relationship
  ----                           ---       ----------          -------------------------------------------------------------------
 NOMINEES FOR ELECTION AS DIRECTORS - TERMS TO EXPIRE IN 1999



 Sadako Hosoi                     78       Director            Widow of Herman Hosoi, founder of the Company; in the past, served
                                           (since 1957)        as Treasurer and Chairperson of the Board of the Company; Director
                                                               and President of Garden Life Plan, Ltd.; mother of Julie Shimonishi,
                                                               Director, Clifford Hosoi, Director, President and Chief Executive
                                                               Officer, and Anne Tamori, Vice President


 Berton T. Kato                   46       Director            Attorney (admitted to the Bar of the State of Hawaii in 1973);
                                           (nominee)           President, Hale Niu Sportswear, Inc. (since 1990)


 Roy T. Shimonishi                55       Director            Co-owner, Hungry Lion Coffee Shop, Honolulu; Director of Hawaii
                                           (since 1979)        Restaurant Association, Catholic Services for the Elderly, and
                                                               Hungry Lion Charities; Area Coordinator for Excel
                                                               Telecommunications; Brother-in-law of Julie Shimonishi, Director

 DIRECTORS WHOSE TERMS EXPIRE IN 1997



 Robert K. Kuwahara               47       Director (since     Certified Public Accountant since 1975; member of American Institute
                                           October 1995)       of Certified Public Accountants, Hawaii Society of Certified Public
                                                               Accountants, National Society of Public Accountants; member of
                                                               Board of Managers, Young Men's Christian Association, Nuuanu Branch


 Julie S. Shimonishi              49       Director            School teacher, Department of Education, State of Hawaii since
                                           (since 1979)        1970; daughter of Sadako Hosoi, Director, sister-in-law of
                                                               Roy Shimonishi, Director, sister of Clifford Hosoi, Director,
                                                               President and Chief Executive Officer, and Anne Tamori, Vice
                                                               President


 Andre' S. Tatibouet              54       Director            Chairman, Chief Executive Officer, Aston Hotels and Resorts (since
                                           (since 1994)        1969); Served as director or  officer of Council of Hawaii Hotels,
                                                               Hawaii Convention Park Council, Hawaii Hotel Association, Hawaii
                                                               Pacific University Travel Industry Management Advisory Council,
                                                               Hawaii Visitors Bureau, HOTELPAC, Waikiki Oahu Visitors Association,
                                                               First Interstate Bank

 Name                             Age        Office                          Business Experience and Family Relationship
 ----                             ---      ----------          --------------------------------------------------------------------
 DIRECTORS WHOSE TERMS EXPIRE IN 1998


 Clifford Hosoi                   47       Director            Licensed embalmer since 1979; Funeral Director since 1985;
                                           (since 1992)        Vice President of the Company from 1989-1994; Director of Garden
                                           President and       Life Plan, Ltd.; son of Sadako Hosoi, Director, brother of Julie
                                           Chief Executive    Shimonishi, Director, and Anne Tamori, Vice President
                                           Officer
                                           (since 1994)


 Rene Mansho                      46       Director            City Councilmember, City and County of Honolulu, Hawaii
                                           (since 1993);       (since 1988); School teacher, Vice-Principal and Administrator,
                                           Chairperson of      Department of Education, State of Hawaii (1971-1988); served as
                                           the Board           a director or officer of Mililani Hongwanji Church, Mililani Teen
                                           (since 1994)        Support Organization, Mililani YMCA, Kahuku Hospital Service
                                                               Corporation, Goodwill Industries, Friends of Waipahu Cultural
                                                               Garden Park, Hawaii State Teachers Association, Honolulu Japanese
                                                               Chamber of Commerce


 Ricky C. Manayan                 36       Director (since     President/General Manager KISS-AM Radio Station, Inc. Developer/
                                           1994)               General Partner, Ricky C. Manayan, Inc., Ricky Manayan Associates,
                                                               Transpacific Empire, Inc.; Authorized Exclusive Distributor, RAM
                                                               Telecommunications; Publisher, KISS Magazine; Realtor Associate
                                                               and Salesperson, H & K Associates, Inc.

 OFFICERS


 Anne Tamori                      48       Vice President      Employed by the Company as an associate secretary (since 1978);
                                           (since 1994)        daughter of Sadako Hosoi; sister of Clifford Hosoi and Julie
                                                               Shimonishi



 David Fujishige                  47       Vice President      Employed by the Company since 1989; Funeral Director since 1991;
                                           (since 1994)        Food Production Supervisor, Rehabilitation Hospital of the Pacific
                                                               (1980-1991)


 Keith Numazu                     33       Treasurer           Employed by the Company as assistant bookkeeper and programmer
                                           (since 1994)        since 1992; SYSTEMS OPERATOR/ANALYST, Consolidated Amusement, Inc.
                                                               (1991-1992) Senior Systems Analyst/Programmer Holmes and Narver Inc.
                                                               and Raytheon Services Nevada (1987-1991)


 Elaine Nakamura                  57       Secretary           Employed by the Company since 1963
                                           (since 1972)

         William Koyanagi resigned as a Director effective September 1, 1995. The Board of Directors elected Robert K. Kuwahara to serve Mr. Koyanagi's remaining term as a director.

         None of the directors of the Company is a director of an investment company or another company registered under the Securities Exchange Act of 1934.

                 B. Shareholders, Board, Committees, Number of Meetings - fiscal year ended May 31, 1995.

                 The shareholders of the Company last met on January 22, 1995. 1,296,616 shares representing 67.9% of shares issued and outstanding were present in person or by proxy. All members of the Board of Directors were elected by holders of at least 63.42% of the shares outstanding.

                 The Board of Directors met 13 times during the last fiscal year. All directors attended at least 75% percent of the board meetings.

                 A nominating committee was formed with Sadako Hosoi, Julie Shimonishi and Roy Shimonishi as members at the October 19, 1995 Board meeting to designate nominees for election at the annual meeting. Shareholders may suggest nominees by contacting Sadako Hosoi, Julie Shimonishi or Roy Shimonishi at the Company's address. No specific format or information is required to nominate a person as a director. Nominations must be received by the close of nominations during the course of the Annual Meeting on January 21, 1996 to be acted upon at that Annual Meeting.


COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

                 The following sets forth the information, on an accrual basis, with respect to the compensation of the chief executive officer of the Company for the three fiscal years ended May 31, 1995.

                                    Year
 Name and                           Ended           Annual                   Other
 Position                           May 31          Compensation             Compensation
 --------                           ------          ------------             ------------
 Richard Sakuma,                    1993            $72,140                  $7,672 (1)
 President/Chief                    1994            $43,912                  $2,090 (2)
 Executive Officer *


 Clifford Hosoi,                    1994            $51,301                  $1,625 (3)
 President/Chief                    1995            $48,254                  $7,240 (4)
 Executive Officer **

______________________________________________________________________________

 * Mr. Sakuma retired as president/chief executive officer as of December 31, 1993.
** Mr. Hosoi assumed the position of president/chief executive officer as of January 1, 1994.

(1) $4,065 was accrued pursuant to the profit-sharing plan described below and $3,607 was paid pursuant to the money purchase pension plan described below.

(2) $3,059 was accrued pursuant to the profit-sharing plan described below and $2,273 was paid pursuant to the money purchase pension plan described below.

(3) $3,433 was accrued pursuant to the profit-sharing plan described below and $2,551 was paid pursuant to the money purchase pension plan described below.

(4) $4,897 was accrued pursuant to the profit-sharing plan described below and $2,343 was paid pursuant to the money purchase pension plan described below.

                 The total annual salary and bonus for any other executive officer does not exceed $100,000.

                 The standard fees paid to directors are $100 for each Board of Directors meeting attended and $25 for each committee meeting attended.


COMPENSATION PURSUANT TO PLANS.

         (a) Profit-Sharing Plan. The Company has established a profit-sharing plan for the Company's employees. Every employee who has completed one year of service with the Company becomes eligible to participate in the profit-sharing plan. An employee who has completed 1,000 hours of service commencing from the date of employment or an anniversary date is considered to have one year of service. The Company's contribution to the profit-sharing plan is discretionary and may be up to 15% of the participant's eligible compensation. The Company's total contributions shall not exceed the amount allowable by income tax regulations.

                 The Company's allocation of contributions among eligible members is based on their respective compensation and is allocated proportionately.

                 The investment decision for the profit-sharing plan is formulated by a registered investment advisor through Hawaiian Trust Company, Ltd.

         (b) Money Purchase Pension Plan. The Company has established a money purchase pension plan, which became effective as of June 1, 1990, for the Company's employees. Every employee who has completed one year of service with the Company becomes eligible to participate in the money purchase plan. An employee who has completed 1,000 hours of service commencing from the date of employment or an anniversary date is considered to have one year of service. The Company is required to contribute 5% of each participant's eligible compensation to the money purchase plan. The Company's total contributions cannot exceed the amount allowable by income tax regulations.

                 The investment decision for the money purchase plan is formulated by a registered investment advisor through Smith Barney Shearson, Inc.


TRANSACTION WITH DIRECTORS AND OFFICERS

                 The Company operates its business at 30 North Kukui Street, Honolulu, Hawaii 96817 on the northwest corner of Nuuanu Avenue and Kukui Street in Honolulu, Hawaii. The business site consists of 92,773 square feet, of which the Company owns a 78/104th interest. The Herman S. Hosoi Trust owns a 13.65/104th interest and the Hosoi-Tamori-Shimonishi Trust owns the remaining 12.35/104th interest. The trustees and beneficiaries of both trusts include directors, officers and principal shareholders of the Company. See: Footnote 13 of Notes to Financial Statements for more information about the lease between the Company and the trusts.

                 The portion owned by the Company is owned in fee simple. The Company leases the portion owned by the Herman S. Hosoi Trust and Hosoi-Tamori-Shimonishi Trust under a five-year lease that expired on May 31, l994 subject to an option to renew for an additional five-year period. The option to renew was exercised for the five-year period following May 31, 1994. The lease rent for the additional five-year period is currently being negotiated. The base lease rents (including Hawaii general excise taxes) for each 12-month period beginning on June 1 and ending on May 31 of each of the following years are as follows:

                                   Period up to:            Amount:
                                   ------------             ------
                                   May 31, 1995             $231,936
                                   Thereafter               To be negotiated (Pending negotiations, the
                                                            Company will continue to pay an annual base
                                                            lease rent of $231,936)

                 The total rental expense, including the base lease rent, general excise taxes and real property taxes, for the past three years ending on May 31 were as follows:


                                   1995                     $275,511
                                   1994                     $271,560
                                   1993                     $248,018

SECTION 16(A) REPORTS

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file, on forms 3, 4, and 5, reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission. Sadako Hosoi and Julie S. Shimonishi, who are directors of the Company, were late in filing a form 4 to report the transfer of 160,250 shares of stock from the trustees of the Sadako Hosoi Trust to the Hosoi Family Limited Partnership.


ACTION WITH RESPECT TO REPORTS

                 Minutes of the last annual meeting of the shareholders held on January 22, 1995 will be read and the shareholders will be requested to approve or disapprove the minutes. Approval or disapproval of the minutes will not constitute approval or disapproval of the matters referred to in such reports or minutes.

                 The President will give a report at the meeting. All records of the Company, including the minutes of the meetings of the Board of Directors and the shareholders held during the preceding year are available for review by the shareholders at the office of the Company.


VOTE REQUIRED FOR APPROVAL

                 A majority vote of shareholders present, in person or by proxy, shall be required in matters other than the election of directors.


ANNUAL REPORT TO SHAREHOLDERS

                 The annual report to shareholders, consisting of the President's and Chief Executive Officer's letter and the comparative financial statements for the years ended May 31, 1995 and May 31, 1994, is included with this Proxy Statement.

RETURN OF PROXY

                 If you do not plan to attend the Annual Meeting in person, we urge you to execute the proxy and return it promptly in the enclosed business reply envelope.


SHAREHOLDER PROPOSALS FOR 1996

                 Proposals of shareholders intended to be presented at the annual meeting of the Company in January or February 1997 must be received by the Company on or before September 15, 1996.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                                  By    /s/ ELAINE NAKAMURA
                                                     --------------------------
                                                     Elaine Nakamura, Secretary

December 30, 1995



WHETHER YOU PLAN TO ATTEND OR NOT, YOU ARE URGED TO MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY. A PROMPT RESPONSE IS HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

                                 ANNUAL REPORT

                          HOSOI GARDEN MORTUARY, INC.


                            DESCRIPTION OF BUSINESS

                 Hosoi Garden Mortuary, Inc. (the "Company") was incorporated in 1957 under the laws of the State of Hawaii as the successor to a business founded in 1900. Professional funeral services are the principal services rendered by the Company. The Company is engaged in the funeral and mortuary business, including the sale of pre-need funeral service contracts. During the last two fiscal years, funeral services accounted for 70.6% of revenues.

                 The Company owns 50% of Garden Life Plan, Ltd. ("Garden Life") which sells pre-need funeral service contracts for which the Company acts as the sole servicing mortuary.

                 The Company operates a mortuary business in Honolulu, Hawaii. Although established to offer funeral services to all persons in Hawaii, the Company serves principally persons of Japanese ancestry who follow a particular and special order of worship in accordance with their religious beliefs. In addition to handling funeral services for residents of Honolulu, the Company conducts services for residents of other counties in Hawaii and prepares remains for shipment to or receives them from other counties in Hawaii, other states in the United States and foreign countries.

                 Twenty-nine (29) persons were employed by the Company for the fiscal year ended May 31, 1995. Eleven (11) persons were employed full-time and eighteen (18) persons were employed part-time.


                        DIRECTORS AND EXECUTIVE OFFICERS

                 The Company has a total of nine (9) directors constituting the entire Board of Directors, divided into three (3) classes of three (3) directors each. The Company's Articles of Association provide for each class of directors to be elected for three-year terms on a staggered basis.

                 Directors hold office for the duration of their terms and thereafter until their successors are elected. The executive officers serve at the pleasure of the Board of Directors.

                 The names, ages, positions and offices, term of office, and business experience of the directors and executive officers of the Company during the past five years are set forth below.

Directors Whose Terms Expire in 1998

                 Clifford Hosoi has been a director of the Company since 1992. He was a vice president from 1989 until his appointment as president and chief executive officer of the Company as of January 1, 1994. He has been a licensed embalmer since 1979. He has been a Funeral Director for the Company since 1985. He serves as a director of Garden Life Plan, Ltd.

                 Rene Mansho is an elected member of the City Council of the City and County of Honolulu and has served on the City Council since 1988. She has been a director since 1993. She presently serves as chairperson of the Board of Directors and was elected to that position in 1994. She has been a school teacher, Vice-Principal and Administrator with the Department of Education of the State of Hawaii between 1971 through 1988. Other organizations with which she is involved include the Hawaii State Association of Counties, the Mililani Hongwanji, Mililani YMCA, Honolulu Japanese Chamber of Commerce, Goodwill Industries, Friends of Waipahu Cultural Garden Park and Hawaii State Teachers Association.

                 Ricky C. Manayan is president/general manager of KISS-AM Radio Station, Inc. At the January 22, 1995 annual meeting, he was elected to serve a three-year term which will expire in 1998. His other business interests or affiliations include Ricky C. Manayan, Inc., Ricky Manayan Associates and Transpacific Empire, Inc. He is an Authorized Exclusive Distributor for RAM Telecommunications, the publisher of KISS Magazine and a Realtor Associate and Salesperson with H & K Associates, Inc.

Directors Whose Terms Expire in 1997

                 Robert K. Kuwahara is a Certified Public Accountant licensed to practice in the State of Hawaii since 1975. He was elected as a director of the Company to serve the remaining term of William Koyanagi who resigned effective September 1, 1995. He is a member of the American Institute of Certified Public Accountants, Hawaii Society of Certified Public Accountants, and National Society of Public Accountants. He is also on the Board of Managers of the Nuuanu YMCA.

                 Julie S. Shimonishi is a school teacher and has been employed by the Department of Education, State of Hawaii since l970. She has been a director since 1979.

                 Andre' S. Tatibouet has been the Chairperson and Chief Executive Officer of Aston Hotels and Resorts since 1969. He was elected as a director of the Company to serve the remaining term of Thomas Nitta, who resigned effective October 18, 1994. Mr. Tatibouet has served as a director or officer of the Council of Hawaii Hotels, Hawaii Convention Park Council, Hawaii Hotel Association, Hawaii Pacific University Travel Industry Management Advisory Council, Hawaii Visitors Bureau, HOTELPAC, Waikiki Oahu Visitors Association and First Interstate Bank.

Directors Whose Terms Expire in 1996

                 Sadako Hosoi is the widow of Herman S. Hosoi, founder of the Company. She has been a director of the Company since l957. In the past, she has served as chairperson of the board and treasurer. She serves as a director and president of Garden Life Plan, Ltd.

                 Charles McLemore is the owner and president of Creative Fund Raising Associates, Inc. He has been a director since 1992. From 1985 through 1990, he was the Development Director of the American Cancer Society, Hawaii Pacific Division. From 1975 through 1985, he was Vice President for Development for Hawaii Baptist Academy. From 1953 through 1975, he served as an officer in the United States Air Force.

                 Roy T. Shimonishi is co-owner of Hungry Lion Coffee Shop in Honolulu, Hawaii. He has been a director since 1979. He serves on the Board of Directors of the Hawaii Restaurant Association, Catholic Services for the Elderly and Hungry Lion Charities. He is also an area coordinator for Excel Telecommunications.

Other Executive Officers

                 Anne T. Tamori has been employed by the Company since 1978. She has been a vice president of the Company since 1994. She has served as an associate secretary of the Company.

                 David Fujishige has been employed by the Company since 1989. He has been a funeral director since 1991. He has been a vice president of the Company since 1994. Prior to joining the Company, he was a food production supervisor at Rehabilitation Hospital of the Pacific.

                 Keith Numazu has been employed by the Company since 1992. He has been treasurer of the Company since 1994. He has been an assistant bookkeeper and programmer since 1992. Prior to joining the Company, he was a systems operator/analyst for Consolidated Amusement, Inc. and a senior systems analyst/programmer for Holmes and Narver, Inc. and Raytheon Services Nevada.

                 Elaine Nakamura has been employed by the Company since l963. She is the secretary of the Company.


                     MARKET FOR THE COMPANY'S COMMON SHARES
                       AND RELATED SHAREHOLDER MATTERS

                 The common shares of the Company are neither traded nor listed on an exchange and have no established public trading market. One stockbroker in Honolulu, Hawaii quotes the common shares, but the Company does not know the prices at which trades are made. During the fiscal year ended May 31, 1995, the Company redeemed 16,980 shares as follows:

                  No. of Shares                            Redemption Price
                  -------------                            ----------------
                  13,715 shares                            $4.00 per share

                   3,265 shares                            $3.50 per share

                 There were 1,752 record holders of common shares as of May 31, 1995.

                 A cash dividend has been declared and paid once a year since l969. The dividend for the year ended May 31, 1995, which was declared on October 19, 1995 was $.045 per share. Dividends for the year ended May 31, 1995 are payable to shareholders on January 2, 1996. The dividend for the year ended May 31, 1994, which was declared on October 8, 1994, was $.05 per share.


               MANAGEMENT'S DISCUSSIONS AND ANALYSIS OF FINANCIAL
                      CONDITION AND RESULTS OF OPERATION

                 The following discussion relating to specific years is based on fiscal years ended May 31, 1995 and 1994.

                 In January, 1994, Clifford Hosoi, the grandson of the founder of the Company, was appointed President and Chief Executive Officer. During the latter part of the 1994 fiscal year, Mr. Hosoi started the implementation of strategies to increase revenues and control costs.

                 In 1994, the Company reversed its operating losses of the previous three years with operating income of $44,000 in 1994. Operating income increased to $52,800 in 1995, a 20% increase over 1994. It is expected that operating income will continue to improve as the implementation of strategies to increase revenues and control costs and expenses continue.

Results of Operations

Net Revenues

                 The Company's revenues decreased by $19,200 in 1995 from 1994. The decrease of 0.8% from 1994 is attributable to a decrease in the number of services performed from 1,211 in 1994 to 1,091 in 1995, a decrease of 9.9%.
The decrease is partially attributable to a reduction in the number of total deaths on the island of Oahu from 5,689 in 1994 to 5,588 in 1955.

Cost of Sales and Services

                 Cost of sales and services as a percentage of total revenues increased from 70.5% in 1994 to 72.2% in 1995. The increase was attributable to increases in cremation cost, insurance and repairs and maintenance which was offset by an increase in margins on merchandise sales.

Gross Profit

                 Gross profit decreased $49,000 in 1995 from 1994. Gross profit as a percentage of sales decreased from 29.5% in 1994 to 27.8% in 1995.

                 The decrease in the gross margin was the result of the increase in cost of sales and services discussed above.

Selling, General and Administrative Expenses

                 Selling, general and administrative expenses decreased from $708,300 in 1994 to $650,500 in 1995. As a percentage of revenues, these expenses were 25.7% and 27.7% in 1995 and 1994, respectively. The decrease in selling, general and administrative expenses as a percentage of revenues in 1995 compared to 1994 resulted from decreases in salaries and wages and educational expenses which was offset by an increase in bad debt expense. The increase in bad debt expense resulted from an increase in accounts receivables which are more than one year past due. That resulted in an increase in the bad debt reserve allowance of 100% of the accounts receivables over one year old.

Other Income

                 Other income decreased from $418,000 in 1994 to $157,400 in 1995. The decrease of $260,600 from 1994 resulted principally from capital gains in 1994 of $284,000 on the sale of marketable securities consisting of common stock in several publicly-traded companies and a publicly-traded mutual fund. The securities were sold in 1994 to consolidate the Company's investments into pooled managed investments.

                 The Company expects that Other Income will stabilize in 1996 provided that interest rates remain at levels experienced in 1995.

Earnings from Garden Life Plan

                 Revenues from Trust funds of the Company's subsidiary, Garden Life Plan, Ltd. ("GLP"), whose earnings are accounted for on the equity method of accounting are included in the amount reflected as Equity in earnings of Garden Life Plan, Ltd. of $292,290 and $200,178 for 1995 and 1994, respectively. Earnings from Trust fund of GLP are not directly affected by decisions of the management of the Company. Investment decisions are generally made by the money manager of GLP's Trust funds. Fluctuations in GLP's Trust fund income, which amounted to $601,851 and $470,991 for the year ended May
31, 1995 and the eleven-month period ended May 31, 1994, respectively, are the result of fluctuations in interest rates and the mix of investment of the trust fund.

                 Equity earnings of GLP accounted for 66.8% and 45.6% of the Company's net income in 1995 and 1994, respectively.

Income Taxes

                 The Company's effective income tax rate was 18.6% of pre-tax income in 1995 and 21.1% in 1994. The decrease in 1995 from 1994 is due to a decrease in taxable income before income taxes in 1995 from 1994 and therefore proportionally less of the 1995 income was subject to the higher surtax rates.

Liquidity and Capital Resources

                 During 1995, working capital decreased by $51,000 from 1994. The decrease in total working capital is primarily a result of reclassification of securities as securities held to maturity from the category of current to non-current assets. Working capital ratio, however, increased to 5.2:1 in 1995 from 4.9:1 in 1994.

                 At the end of 1995, the Company did not have any long-term debt. The Company expects that cash flows from operations, its cash reserves and short-term investments will be adequate to meet the Company's cash requirements in the foreseeable future.

                 In 1986, the Company initiated plans for major renovations to its premises. The development plans included a major redevelopment of existing facilities and additions to increase the Company's capacity to provide mortuary services. Architectural drawings had been drafted and preliminary estimates of construction costs had been obtained. The Company is reassessing its plans for this major redevelopment. The alternatives being considered are construction of new facilities within a major redevelopment on the existing premises or relocation to another location. No decision has been made as to these alternatives or the method of funding the redevelopment. A major redevelopment on the existing premises, whether or not the Company relocates, would be undertaken with financing from a financial institution or in a joint venture with a real estate developer.

                 Dividends declared for fiscal years ended 1994 and 1993, respectively, were $0.05 and $0.035 per share which amounted to $95,500 and $66,800, respectively, and were paid to shareholders in January 1995 and 1994, respectively.

                 Cash outflow for the reacquisition of the Company's shares was $66,300 in 1995 and $192,600 in 1994. The decrease of $126,300 in 1995 from
1994 is primarily attributable to a reacquisition of shares in 1994 from the former president of the Company for a total of $146,000. The Company does expect that future reacquisitions will be in the rate of $50,000 to $70,000 per year.

                                 [LETTERHEAD]

                          INDEPENDENT AUDITOR'S REPORT


To the Board of Directors
         HOSOI GARDEN MORTUARY, INC.

We have audited the balance sheets of

                          HOSOI GARDEN MORTUARY, INC.

as of May 31, 1995 and 1994, and the related statements of income and retained earnings and cash flows for the years then ended. The financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the financial statements of Garden Life Plan, Ltd. (50 percent owned subsidiary accounted for by the equity method) for its year ended May 31, 1995 and the eleven months ended May 31, 1994, which accounts for 20.6% and 15.6% of total assets and 68.8% and 45.6% of net income in 1995 and 1994, respectively. Those statements were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to the amounts included in the Company's equity in the underlying net assets and its share of earnings of the subsidiary is based solely upon the report of the other auditors.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the reports of other auditors provide a reasonable basis for our opinion.

In our opinion, based upon our audits and the reports of other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Hosoi Garden Mortuary, Inc. as of May 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

As discussed in Note 6 to the financial statements, effective June 1, 1994, the Company changed its method of accounting and reporting for investments in equity securities in accordance with Statement of Financial Accounting Standards No. 115.


                                            [signature]

Honolulu, Hawaii
July 31, 1995

                          HOSOI GARDEN MORTUARY, INC.

                                BALANCE SHEETS
                       ----------------------------------
                            May 31, 1995 and 1994


                                                                                               1995            1994
                                                                                          ------------     ------------
                                                        A S S E T S
                                                        -----------
CURRENT ASSETS
    Cash and cash equivalents (Notes 1 and 3)                                             $    938,707     $    606,114
    Securities available for sale, at market (Notes 1 and 4)                                   741,409          785,335
    Accounts receivable, less allowance for doubtful accounts
       of $44,487 and $115,323                                                                 307,549          270,668
    Dividend receivable (Note 2)                                                                     -          500,000
    Income taxes receivable                                                                     54,246                -
    Inventories (Note 1)                                                                       111,307           77,416
    Prepaid expenses and others                                                                 68,843           59,314
    Deferred income taxes (Note 5)                                                              45,635           67,665
                                                                                          ------------     -------------
            TOTAL CURRENT ASSETS                                                             2,267,696        2,366,512
                                                                                          ------------     ------------

INVESTMENTS
    Garden Life Plan, Ltd. (Notes 1 and 2)                                                   1,047,596          755,306
    Cemetery plots                                                                               1,350            1,350
    Securities held to maturity, at cost (Notes 1 and 4)                                       105,749                -
                                                                                          ------------     ------------
                                                                                             1,154,695          756,656
                                                                                          ------------     ------------
PROPERTY AND EQUIPMENT, at cost, less accumulated
  depreciation (Notes 1 and 7)                                                               1,554,503        1,621,787
                                                                                          ------------     ------------

OTHER ASSETS (Note 6)                                                                          103,985           99,346
                                                                                          ------------     ------------

            TOTAL ASSETS                                                                  $  5,080,879     $  4,844,301
                                                                                          ============     ============

                                                  L I A B I L I T I E S
                                                  ---------------------
CURRENT LIABILITIES
    Accounts payable (Note 8)                                                             $    300,391     $    236,803
    Accrued liabilities (Note 9)                                                               131,394          121,169
    Income taxes payable (Note 10)                                                                   -          122,308
    Note payable                                                                                   685                -
                                                                                          ------------     ------------

            TOTAL CURRENT LIABILITIES                                                          432,470          480,280
                                                                                          ------------     ------------

DEFERRED INCOME TAXES (Note 5)                                                                  44,844           59,833
                                                                                          ------------     ------------

                                          S T O C K H O L D E R S '  E Q U I T Y
                                          --------------------------------------
CAPITAL CONTRIBUTED (Note 11)
    Common stock, par value $.20 per share; authorized 3,625,000
      shares, issued 2,187,140 shares                                                          437,428          437,428
    Less 123,945 and 106,965 reacquired shares                                                 (25,059)         (21,663)
                                                                                          ------------     ------------
            TOTAL CAPITAL CONTRIBUTED                                                          412,369          415,765
                                                                                          ------------     ------------

NET UNREALIZED GAIN ON SECURITIES AVAILABLE FOR
 SALE (Note 4)                                                                                  32,101                -
                                                                                          ------------     ------------

RETAINED EARNINGS                                                                            4,240,377        3,969,705
                                                                                          ------------     ------------

TREASURY STOCK, 223,785 shares, at cost (Note 11)                                              (81,282)         (81,282)
                                                                                          ------------     ------------
            TOTAL STOCKHOLDERS' EQUITY                                                       4,603,565        4,304,188
                                                                                          ------------     ------------

            TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                    $  5,080,879     $  4,844,301
                                                                                          ============     ============

The accompanying Notes to Financial Statements are an integral part of these statements.

                          HOSOI GARDEN MORTUARY, INC.

                   STATEMENTS OF INCOME AND RETAINED EARNINGS
                   ------------------------------------------
                       Years Ended May 31, 1995 and 1994



                                                                                                1995            1994
                                                                                            -----------      -----------
NET SALES AND SERVICES                                                                      $ 2,533,529      $ 2,552,697

COST OF SALES AND SERVICES                                                                    1,830,213        1,800,354
                                                                                            -----------      -----------

            GROSS PROFIT                                                                        703,316          752,343

OPERATING EXPENSES                                                                              650,525          708,319
                                                                                            -----------      -----------

            OPERATING INCOME                                                                     52,791           44,024
                                                                                            -----------      -----------

OTHER INCOME (EXPENSE)
    Parking, interest and others (Note 14)                                                      157,442          119,160
    Interest expense and others                                                                  (1,673)         (39,069)
    (Loss) gain on sale of securities (Note 4)                                                  (20,628)         298,871
                                                                                            -----------      -----------

            TOTAL OTHER INCOME (EXPENSE)                                                        135,141          378,962
                                                                                            -----------      -----------

            INCOME BEFORE INCOME TAXES AND EQUITY
              IN EARNINGS OF GARDEN LIFE PLAN, LTD.                                             187,932          422,986

INCOME TAXES (BENEFIT) (Note 10)
    Current                                                                                       42,258         185,255
    Deferred (Note 5)                                                                             23,641         (29,869)
                                                                                            ------------    ------------

            TOTAL INCOME TAXES                                                                    65,899         155,386
                                                                                            ------------    ------------

            INCOME BEFORE EQUITY IN EARNINGS
              OF GARDEN LIFE PLAN, LTD.                                                          122,033         267,600

EQUITY IN EARNINGS OF GARDEN LIFE PLAN, LTD., net
    of income taxes (credit) of $23,360 and ($23,962) (Notes 1 and 2)                            268,930         224,140
                                                                                            -------------   ------------

            NET INCOME - Per share $.21 and $.26 in 1995 and 1994 (Note 1)                       390,963         491,740

RETAINED EARNINGS, BEGINNING OF YEAR                                                           3,969,705       3,727,399

CUMULATIVE EFFECT OF ADOPTION OF FASB NO. 115 (Note 4)                                            38,076               -

COMMON STOCK REACQUIRED IN EXCESS OF PAR VALUE                                                   (62,892)       (182,634)

DIVIDENDS, $.05 and $.035 per share in 1995 and 1994, respectively                               (95,475)        (66,800)
                                                                                             -----------     -----------

RETAINED EARNINGS, END OF YEAR                                                               $ 4,240,377     $ 3,969,705
                                                                                             ===========     ===========




The accompanying Notes to Financial Statements are an integral part of these statements.

                          HOSOI GARDEN MORTUARY, INC.

                            STATEMENTS OF CASH FLOWS
                   ------------------------------------------
                       Years Ended May 31, 1995 and 1994



                                                                                                   1995             1994
                                                                                                ---------         ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
     Net income                                                                                 $ 390,963         $ 491,740
            Adjustments to reconcile net income to net cash and cash
              equivalents provided by operations
                 Depreciation                                                                      77,578            77,344
                 Loss on write-off of assets                                                           28                 -
                 Realized loss (gain) on sale of investments                                       20,628          (284,069)
                 Unrealized gain on investments                                                    70,177                 -
                 Provision for losses on accounts receivable                                      (70,836)           21,134
                 Undistributed earnings of Garden Life Plan, Ltd.                                (292,290)         (200,178)
                 Dividend from Garden Life Plan, Ltd.                                                   -           550,000
                 Deferred income taxes                                                              7,041           (53,831)
     (Increase) decrease in certain assets
            Accounts receivable                                                                    33,955           (29,271)
            Marketable securities                                                                       -           (84,564)
            Inventories                                                                           (33,891)           26,001
            Prepaid expenses and others                                                            (9,529)          (14,233)
            Dividend receivable                                                                   500,000          (500,000)
            Income taxes receivable                                                               (54,246)           12,646
            Cash value of life insurance policies                                                  (1,802)           (3,952)
            Other assets                                                                              (27)              139
     (Decrease) increase in certain liabilities
            Accounts payable                                                                       63,588            21,071
            Note payable                                                                              685                 -
            Accrued liabilities                                                                    10,225            22,741
            Income taxes payable                                                                 (122,308)          122,308
                                                                                                ---------         ---------
                        NET CASH PROVIDED BY OPERATING ACTIVITIES                                 589,939           175,026
                                                                                                ---------         ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
     Purchase of property and equipment                                                           (10,322)          (82,886)
     Proceeds from sale of investments                                                            738,454           915,192
     Increase in investments                                                                     (820,905)         (705,537)
     Payment of premiums on life insurance policies                                                (2,810)           (8,492)
                                                                                                ---------         ---------
                         NET CASH PROVIDED BY (USED IN)
                          INVESTING ACTIVITIES                                                    (95,583)          118,277
                                                                                                ---------         ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Purchase of reacquired stocks                                                                (66,288)         (192,634)
     Cash dividends paid                                                                          (95,475)          (66,800)
                                                                                                ---------         ---------
                         NET CASH USED IN FINANCING ACTIVITIES                                   (161,763)         (259,434)
                                                                                                ---------         ---------
                         NET INCREASE                                                             332,593            33,869

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR                                                    606,114           572,245
                                                                                                ---------         ---------
CASH AND CASH EQUIVALENTS AT END OF YEAR                                                        $ 938,707         $ 606,114
                                                                                                ==========        =========


The accompanying Notes to Financial Statements are an integral part of these statements.

                          HOSOI GARDEN MORTUARY, INC.

                         NOTES TO FINANCIAL STATEMENTS
                   ------------------------------------------
                       Years Ended May 31, 1995 and 1994



(1)      Summary of significant accounting policies

         The significant accounting policies followed by the Company are summarized below.

         Line of business - The Company is engaged in one line of business that consists principally of providing mortuary services in the State of Hawaii on the island of Oahu.

         Cash and cash equivalents - The Company considers all unrestricted cash, demand deposits, certificates of deposit and money market accounts as cash and unrestricted investments with a maturity of three months or less at the date of purchase to be cash equivalents.

         Investment securities - Management determines the appropriate classification of securities at the time of purchase. Those investments are classified in three categories and accounted for as follows:

         o Debt securities that the company has the intent and ability to hold to maturity are classified as securities held to maturity and reported at cost.

         o Debt and equity securities that are purchased and held for the purpose of selling them in the near term are classified as trading securities and reported at fair value, with unrealized gains and losses included in income.

         o Debt and equity securities not classified as securities held to maturity or trading securities are classified as securities available for sale and reported at fair value, with unrealized gains and losses reported as a separate component of stockholders' equity. Securities available for sale will be used as part of the Company's asset management strategy and may be sold in response to changes in interest rates or the need for capital.

                          HOSOI GARDEN MORTUARY, INC.

                          NOTES TO FINANCIAL STATEMENTS
                   ------------------------------------------
                       Years Ended May 31, 1995 and 1994



(1)      Summary of significant accounting policies (continued)

         Investment in Garden Life Plan, Ltd. - The Company accounts for its investment in Garden Life Plan, Ltd. (50% owned Company) by the equity method. The equity in earnings of Garden Life Plan, Ltd. reflected on the statements of income includes the pro rata share of Hosoi Garden Mortuary, Inc. in the earnings of Garden Life Plan, Ltd. net of income taxes applicable to such earnings for the year ended June 30, 1995 and the eleven months ended May 31, 1994.

         Inventories - Inventories of caskets, urns and supplies are stated at the lower of cost or market. Cost is determined substantially by the first-in, first-out method and market is based on replacement cost or realizable value.

         Property and equipment - Land, buildings, and equipment are carried at cost. Depreciation is computed using the declining-balance and straight-line method. Maintenance and repairs are charged to income as incurred. Major renewals and betterments are capitalized. Upon sale or other disposition of assets, the cost and related accumulated depreciation are removed from the accounts, the proceeds applied thereto, and any resulting gain or loss is reflected in income.

         Compensated absences - Full time employees of the Company are entitled to paid vacation and sick days. Unused vacation and sick leave are reflected in accrued liabilities.

         Earnings per common share - Earnings per common share has been computed by dividing net income by the weighted average number of common shares outstanding.

         Revenue and cost recognition - Revenue from at-need funeral services and pre-need funeral plan services are recognized upon the completion of the final funeral ceremony. Revenues from at-need funeral services include professional service revenues that are included in Funeral services and merchandise sales of caskets, urns and other items included in Sale of Urns and other items. Revenues from pre-need services, which accounted for approximately 23% and 21% of funeral service revenues in 1995 and 1994, respectively, are accounted for in Funeral services since these plans are sold inclusive of the merchandise selected.

                          HOSOI GARDEN MORTUARY, INC.

                          NOTES TO FINANCIAL STATEMENTS
                   ------------------------------------------
                       Years Ended May 31, 1995 and 1994



(1)      Summary of significant accounting policies (continued)

         Cost of sales and services includes all direct cost, including merchandise, labor and other related cost and indirect cost such as insurance, depreciation, supplies and indirect labor costs, related to the performance and completion of at-need and pre-need funeral services.

         Income taxes - Income tax expense is based on reported earnings before income taxes. Deferred income taxes reflect the impact of temporary differences between assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. In accordance with Statement of Financial Accounting Standards (SFAS) 109, Accounting for Income Taxes, these deferred taxes are measured by applying currently enacted tax laws.


(2)      Garden Life Plan, Ltd.

         Investment in Garden Life Plan, Ltd. represents the Company's 50% share in the underlying equity in the net assets, accounted for under the equity method of accounting for investments in common stock, of Garden Life Plan, Ltd. (GLP), a Hawaii corporation engaged in the sales of pre-need funeral plans serviced solely by Hosoi Garden Mortuary, Inc. The fiscal year end of GLP was changed to May 31 (from June 30) effective for its year ended May 31, 1994. The Company's 1994 earnings reflects GLP's earnings for an eleven month period.

         All payments received from the sale of pre-need funeral plans up to an amount equal to 30% of the total price plus any sales tax or other charges are retained by GLP as its compensation. The balance is deposited with Hawaiian Trust Company, Limited to be held in trust. GLP is entitled to all earnings from funds held in trust which earnings amounted to $601,851 for the year ended May 31, 1995 and $470,991 for the eleven months ended May 31, 1994. Trust assets are not included in the financial statements of Hosoi Garden Mortuary, Inc. nor GLP.

         Dividend receivable of $500,000 in 1994 represents dividends declared in 1993 which was received by the Company in 1995.

                          HOSOI GARDEN MORTUARY, INC.

                          NOTES TO FINANCIAL STATEMENTS
                   ------------------------------------------
                       Years Ended May 31, 1995 and 1994



(2)      Garden Life Plan, Ltd. (continued)

         Audited financial statements of this subsidiary as of May 31, 1995 and 1994 reflected the following summarized financial position and results of operations.

                                                                                             1995                  1994
                                                                                         -----------            ----------
                                   Total assets                                          $ 2,529,777            $ 2,803,348
                                   Total liabilities                                         434,592              1,292,742
                                                                                         -----------            -----------

                                   Total stockholders' equity                            $ 2,095,185            $ 1,510,606
                                                                                         ===========            ===========

                                   Total revenues                                        $ 1,176,848            $   827,450
                                                                                         ===========            ===========

                                   Operating income                                      $   170,728            $    33,781
                                                                                         ===========            ===========

                                   Net income                                            $   584,579            $   400,355
                                                                                         ===========            ===========


(3)      Cash

         Cash consist of the following:

                                                                                             1995                   1994
                                                                                         -----------             ----------
                                   Cash on hand                                          $       500             $      500
                                   Checking accounts                                          22,356                 69,409
                                   Savings accounts                                          645,767                536,205
                                   Certificate of deposit                                    200,000                      -
                                   Short-term investments                                     70,084                      -
                                                                                         -----------             ----------

                                        Total cash                                       $   938,707             $  606,114
                                                                                         ===========             ==========

                          HOSOI GARDEN MORTUARY, INC.

                          NOTES TO FINANCIAL STATEMENTS
                   ------------------------------------------
                       Years Ended May 31, 1995 and 1994



(4)      Investments securities

         Effective June 1, 1994, the Company adopted Statement of Financial Accounting Standards No. 115 (SFAS 115), Accounting for Certain Investments in Debt and Equity Securities. The statement addresses the accounting and reporting of investments in equity securities that have readily determinable fair values and for all investments in debt securities. SFAS 115, does not allow for retroactive restatement and therefore, the marketable securities held at May 31, 1994 was carried at the lower of cost or market.

         As of May 31, 1995, the Company's investments available for sale had a cost of $709,308 and market value of $741,409. The balance of the Company's securities were classified as investments held to maturity. The classification resulted in the following additions to the accounts below:


                 Investment available for sale      $      32,101
                 Deferred income taxes               (      -    )
                                                    -------------

                 Unrealized holding gain            $      32,101
                                                    =============

         At May 31, 1995 the Company held investments in the following type of securities:

                                                   Available        Held to
                                                    For Sale        Maturity
                                                   ---------       ---------
                 Amortized Cost:
                 ---------------
                     Equity Securities             $  52,895        $       -
                     U.S. Treasury Notes                   -          105,749
                     Mutual Funds                    656,413                -
                                                   ---------        ---------

                                                   $ 709,308        $ 105,749
                                                   =========        =========
                 Market Value:
                 -------------
                     Equity Securities             $  61,992        $       -
                     U.S. Treasury Notes                   -           99,839
                     Mutual Funds                    679,417                -
                                                   ---------        ---------
                                                   $ 741,409        $  99,839
                                                   =========        =========

                          HOSOI GARDEN MORTUARY, INC.

                          NOTES TO FINANCIAL STATEMENTS
                   ------------------------------------------
                       Years Ended May 31, 1995 and 1994


(4)      Investments securities (continued)

                                                                                           Available                 Held to
                                                                                            For Sale                Maturity
                                                                                           ----------              ----------
                                   Unrealized Gain:
                                   ----------------
                                       Equity Securities                                   $   11,781              $        -
                                       U.S. Treasury Notes                                          -                       -
                                       Mutual Funds                                            23,004                       -
                                                                                           ----------              ----------

                                                                                           $   34,785              $        -
                                                                                           ==========              ==========
                                   Unrealized Loss:
                                   ----------------
                                       Equity Securities                                   $    2,684              $        -
                                       U.S. Treasury Notes                                          -                   5,910
                                       Mutual Funds                                                 -                       -
                                                                                           ----------              ----------

                                                                                           $    2,684              $    5,910
                                                                                           ===========             ==========

         The maturities for all debt securities held at May 31, 1995 were:

                                                                   Available for Sale                 Held to Maturity
                                                                --------------------------        -------------------------

                                                                Amortized          Market         Amortized         Market
                                                                   Cost             Value            Cost           Value
                                                                ---------         ---------      -----------      --------
                                   Within 1 year                $      -          $       -        $       -       $     -

                                   After 1 year
                                   through 5 years                      -                 -          105,749         99,839

                                   After 5 years                        -                 -                -              -
                                                                ---------         ---------        ---------       --------

                                                                $       -         $       -        $ 105,749       $ 99,839
                                                                =========         =========        =========       ========

         During the year ended May 31, 1995, the Company sold securities available for sale for $717,826. The gross realized gain of $4,203 and gross realized loss of $24,831 are reflected in earnings. The cost of the securities sold was based on cost of all the shares of each such security held at the time of sale.

                          HOSOI GARDEN MORTUARY, INC.

                          NOTES TO FINANCIAL STATEMENTS
                   ------------------------------------------
                       Years Ended May 31, 1995 and 1994



(4)      Investments securities (continued)

         Included in stockholders' equity at May 31, 1995 is $32,101 of net unrealized gains on investments available for sale.

(5)      Deferred income taxes

         Deferred taxes are recognized for differences between the basis of assets and liabilities for financial statement and income tax purposes. The deferred assets and liabilities represent the future tax consequences of those differences, which will be either taxable or deductible when the assets and liabilities are recovered or settled.

         Differences in the basis of assets and liabilities result from the use of the reserve method in accounting for uncollectible accounts receivable in the financial statements and the use of the direct write-off method for income tax purposes, the recognition of unrealized gains and losses on securities for financial statements purposes and the recognition of gain or losses when securities are sold for income tax purposes, and from the use of the equity method of accounting for the investment in subsidiary as explained under Garden Life Plan, Ltd. above. Under the equity method, the Company's share of earnings of the subsidiary is reported for tax purposes only when distribution of earnings are received as dividends.

         At May 31, 1995 the Company's retained earnings included approximately $1,047,100 of undistributed earnings of Garden Life Plan, Ltd.


(6)      Life insurance cash value

         The Company maintains keyman life insurance policies on its former president and CEO. The cash surrender value of these policies were $101,662 and $97,051 at May 31, 1995 and 1994, respectively, and is included in other assets in the accompanying balance sheet.

                          HOSOI GARDEN MORTUARY, INC.

                          NOTES TO FINANCIAL STATEMENTS
                   ------------------------------------------
                       Years Ended May 31, 1995 and 1994



(7)      Property and equipment

         Property and equipment consist of the following:

                                                                            1995                  1994
                                                                         ----------            ----------
                   Land                                                  $  517,040            $  517,040
                   Buildings                                              1,214,215             1,214,215
                   Land improvements                                         94,710                94,710
                   Equipment and vehicles                                   380,334               370,429
                                                                         ----------            ----------
                              Total cost                                  2,206,299             2,196,394
                   Accumulated depreciation                                 651,796               574,607
                                                                         ----------            ----------
                   Net property and equipment                            $1,554,503            $1,621,787
                                                                         ==========            ==========


         Aggregate depreciation charged to operations and included in cost of sales and services and operating expenses are as follows:

                                                                           1995                 1994
                                                                         -------               -------
                   Cost of sales and services                            $58,824               $56,616
                   Operating expenses                                     18,754                20,728
                                                                         -------               -------
                                                                         $77,578               $77,344
                                                                         =======               =======

(8)      Funeral service deposits

         Included in accounts payable is $32,032 of deposits made by eighteen individuals that the Company has been collecting from since 1969 for future services or purchase of merchandise. The payable of $32,032 includes interest of $29,616 accrued to May 31, 1995.

                          HOSOI GARDEN MORTUARY, INC.

                          NOTES TO FINANCIAL STATEMENTS
                   ------------------------------------------
                       Years Ended May 31, 1995 and 1994



(8)      Funeral service deposits (continued)

         In an agreement with the Professional and Vocational Licensing Division of the State of Hawaii's Department of Commerce and Consumer Affairs (DCCA), the Company consented to a plan to either convert these funeral service deposits to a Garden Life Plan, Ltd.'s (GLP) pre-need funeral plan identical to the services and/or merchandise that the depositor originally contracted for or refund the deposit plus accumulated interest. The agreement with the DCCA provides that the Company will provide the funds for the difference between the cost of a comparable GLP's pre-need plan and the amount deposited with the Company.

         As of May 31, 1995, twenty-six plans have been converted to GLP's pre-need plan. The difference between the cost of plans which have been converted in 1995 and the amount of the available deposit is reflected as a charge to operations. There was one conversion to a GLP plan and two depositors used their accumulated deposits for funeral services during 1995. Twelve plans remain to be converted.
         No provision has been made for the cost of conversion of the remaining twelve plans because of the uncertainty of whether the holders of the deposits will elect to convert to a GLP pre-need plan or elect to receive a refund.


(9)      Accrued liabilities

         Accrued liabilities consist of the following:

                                                                        1995             1994
                                                                    -----------      -----------
                 Salaries and wages                                 $    14,991      $    13,960
                 Payroll and general excise taxes                         9,438           21,394
                 Profit sharing and money-purchase
                   pension plan contributions                            63,377           61,023
                 Vacation and sick leave                                 43,588           24,792
                                                                    -----------      -----------
                          Total accrued liabilities                 $   131,394      $   121,169
                                                                    ===========      ===========

                          HOSOI GARDEN MORTUARY, INC.

                          NOTES TO FINANCIAL STATEMENTS
                   ------------------------------------------
                       Years Ended May 31, 1995 and 1994



(10)     Income taxes

         The provisions for income taxes consist of the following:

                                              1995           1994
                                           ---------       ---------
                 Federal:
                     Current               $  35,805       $ 162,559
                     Deferred                 20,004         (25,134)

                 State:
                     Current                   6,453          22,696
                     Deferred                  3,637          (4,735)
                                           ---------       ---------

                          Total            $  65,899       $ 155,386
                                           =========       =========

         A reconciliation of income taxes at the United States statutory rate, as a percentage of pre-tax income, to the effective tax rate is as follows:

                                                                                   1995          1994
                                                                                  ------        ------
                 Federal income tax statutory rate                                 34.0%         34.0%

                 Benefit of graduated tax rates                                    (2.4)         (1.9)

                 State income tax, net of income tax benefit                         .3           2.3

                 Tax effect on dividend exclusion on equity in
                   earnings of subsidiary, net of dividend
                   distribution                                                   (15.2)        (14.2)

                 Others, net                                                        1.9            .9
                                                                                  -----         -----

                       Effective tax rate                                          18.6%         21.1%
                                                                                  =====         =====

                          HOSOI GARDEN MORTUARY, INC.

                          NOTES TO FINANCIAL STATEMENTS
                   ------------------------------------------
                       Years Ended May 31, 1995 and 1994



(11)     Reacquired shares

         Capital contributed has been reduced for shares reacquired after June 30, 1987. Payments for shares in excess of the par value of each share acquired has been charged to additional paid-in capital. Purchase of 16,980 and 50,000 shares reacquired in 1995 and 1994, respectively, exceeded the balance of additional paid-in capital and a charge of $62,892 and $182,634 for the years ended May 31, 1995 and 1994, respectively, were made to Retained Earnings for the cost in excess of their par value.

         The 223,785 shares reflected as Treasury Stock as of May 31, 1995 reflects the shares acquired before July 1, 1987.


(12)     Retirement plans

         The Company provides benefits to substantially all full-time employees with a defined contribution profit sharing plan and a money-purchase pension plan. Both are non-contributory plans.

         The money-purchase pension plan was adopted on June 1, 1990 and provides benefits to employees after one year of service and upon completion of 1,000 hours of service each year. The required contribution under this plan is five-percent of compensation for all employees who qualify.

         Contribution to the defined contribution profit sharing plan is discretionary up to a maximum of fifteen-percent of compensation of qualified employees after one year of service and upon completion of 1,000 hours of service each year.

         Amounts charged against income for the retirement benefit plans are as follows:

                                                        1995            1994
                                                     ---------       ---------
                   Profit sharing                    $  43,000       $  35,000
                   Money-purchase                       20,377          26,023
                                                     ---------       ---------
                                                     $  63,377       $  61,023
                                                     =========       =========

                          HOSOI GARDEN MORTUARY, INC.

                          NOTES TO FINANCIAL STATEMENTS
                   ------------------------------------------
                       Years Ended May 31, 1995 and 1994



(13)     Leases

         The Company leases the land on which the mortuary is situated from the Herman S. Hosoi and Hosoi-Tamori-Shimonishi Trusts which respectively owns a 13% and 12% interest on the land. The lease which was for a term of five years expired on May 31, 1994. As a group, members of the Hosoi family owns approximately 27% of the outstanding shares of the Company. The leases provided monthly lease rent of $18,555 plus general excise tax and real property taxes. The Company exercised its option to renew the lease for additional five year period. While negotiation for the terms of the additional five year period are in progress, the Company continues to pay monthly rental of $18,555 plus general excise tax. Future minimum lease payment under the lease at May 31, 1995 are:

                      To                                           Amount
                 ------------                                 ----------------
                 May 31, 1996                                 $        271,560
                 May 31, 1997                                          271,560
                 May 31, 1998                                          271,560
                 May 31, 1999                                          271,560
                                                              ----------------
                 May 31, 2000                                 To be negotiated

                         Total minimum lease payments         $      1,086,240
                                                              ================


         Rental expense for the two years ended May 31 were as follows:

                 1995        $275,511
                 1994        $271,560

                          HOSOI GARDEN MORTUARY, INC.

                          NOTES TO FINANCIAL STATEMENTS
                   ------------------------------------------
                       Years Ended May 31, 1995 and 1994



(13)     Leases (continued)

         On April 1992, the Company entered into an operating lease for a hearse. The term of the lease is 60 months and will expire on August 21, 1997. The noncancellable operating lease requires monthly rental payments of $1,151. The lease agreement generally requires that the Company pay all costs of operating the vehicle. Lease rental expense for the hearse was $13,812 and $13,725 in 1995 and 1994, respectively.

         The expected minimum lease payments required under the operating lease are as follows:

                 May 31, 1996                               $ 13,812
                 May 31, 1997                                 13,812
                 May 31, 1998                                  2,302
                                                            --------
                      Total minimum lease payments          $ 29,926
                                                            ========


(14)     Other income

         Other income consist of the following:

                                                                                              1995                   1994
                                                                                           ---------              ---------
                                   Interest                                                $  59,979               $ 48,548
                                   Others                                                     97,463                 70,612
                                                                                           ---------               --------
                                           Total other income                              $ 157,442               $119,160
                                                                                           =========               ========

                          HOSOI GARDEN MORTUARY, INC.

                          NOTES TO FINANCIAL STATEMENTS
                   ------------------------------------------
                       Years Ended May 31, 1995 and 1994




(15)     Cash flow supplementary disclosure

         Cash paid for interest and income taxes were as follows:

                                                                        1995            1994
                                                                    ------------     ----------
                 Interest                                           $        331     $      993
                                                                    ============     ==========

                 Income taxes                                       $    258,772     $   50,301
                                                                    ============     ==========


(16)     Concentration of credit risk of financial instruments

         The Company's cash and cash equivalents and short-term investments are deposited with five local financial institutions. At May 31, 1995 the Company had deposits in two financial institutions in excess of the deposit insurance of $100,000.

PROXY                                                  THIS IS YOUR PROXY CARD

                         HOSOI GARDEN MORTUARY, INC.
                30 NORTH KUKUI STREET, HONOLULU, HAWAII 96817


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Clifford Hosoi, Anne Tamori, David Fujishige, Keith Numazu and Elaine Nakamura as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of common stock of Hosoi Garden Mortuary, Inc. held by the undersigned at the annual meeting of shareholders to be held on January 21, 1996 or any adjournment thereof.

                         (Continued on reverse side)
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This proxy when properly executed will be voted in the        I plan to attend
manner directed herein by the undersigned stockholder.          the meeting.
If no direction is made, this proxy will be voted for               /  /
Proposals 1 and 2.

1. ELECTION OF THREE DIRECTORS (TO SERVE UNTIL 1999):

    FOR all nominees        WITHHOLD        NOMINEES FOR DIRECTORS ARE:
   listed at right as       AUTHORITY       Sadako Hosoi, Roy T. Shimonishi
   a group (except as    to vote for all    and Berton T. Kato
     marked to the      nominees listed at
   contrary at right)    right as a group   (INSTRUCTION: To withhold authority
                                            to vote for any individual nominee,
          /  /                 /  /         write that nominee's name on the
                                            space provided below.)

                                            -----------------------------------

2. APPOINT ENDO & COMPANY AS AUDITOR:       3. In their discretion, the Proxies
                                            are authorized to vote upon other
                                            business as may properly come
                                            before the meeting.
     FOR     AGAINST     ABSTAIN

     /  /     /  /         /  /

                                            Dated:
                                                  -----------------------------

                                            -----------------------------------
                                            Signature

                                            -----------------------------------
                                            Signature if held jointly


"PLEASE MARK INSIDE BLUE BOXES SO THAT DATA
PROCESSING EQUIPMENT WILL RECORD YOUR VOTES"

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